Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 2 to Annual Report of Thayer Ventures Acquisition Corporation (the “Company”) on Form 10-K/A for the period from July 31, 2020 (inception) through December 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Christopher Hemmeter, Co-Chief Executive Officer, Co-President, Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 2, 2021	/S/ CHRISTOPHER HEMMETER
	Name:	Christopher Hemmeter
	Title:	Co-Chief Executive Officer, Co-President and Secretary (Co-Principal Executive Officer)